配偶同意函
Spousal Consent

本人，朱江艳（身份证号码：362429197511275322），为刘团芳（身份证号码：362429197211134333）之合法配偶。本人在此无条件并不可撤销地同意刘团芳于 2020 年 9 月 30 日签署下列文件（下称"**交易文件**"），并同意按照以下文件的规定处置刘团芳持有的、并登记在其名下的深圳易佳特科技有限公司（"**内资公司**"）的股权：

The undersigned, Jiangyan ZHU, a People's Republic of China ("China" or the "PRC") citizen with PRC Identification Card No.: 362429197511275322, is the lawful spouse of Tuanfang LIU, a PRC citizen with PRC Identification Card No.: 362429197211134333. I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the "**Transaction Documents**") by Tuanfang LIU on September 30, 2020, and the disposal of the equity interests of Shenzhen Yi Jia Technology Co., Ltd. ("**Domestic Company**") held by Tuanfang LIU and registered in his name according to the following documents:

(1) 与易佳特（深圳）电子科技有限公司（下称"**独资公司**"）及内资公司签署的《股权质押协议》；
The Equity Interest Pledge Agreement entered into between 易佳特（深圳）电子科技有限公司 (hereinafter referred to as the "**WFOE**") and Domestic Company;

(2) 与独资公司及内资公司签署的《独家购买权协议》；
The Exclusive Option Agreement entered into between the WFOE and Domestic Company;

(3) 刘团芳签署的《授权委托书》；
The Power of Attorney executed by Tuanfang LIU;

本人承诺不就刘团芳持有的内资公司股权提出任何主张。本人进一步确认，刘团芳履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Domestic Company which are held by Tuanfang LIU. I hereby further confirm that Tuanfang LIU can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

本人同意并承诺，如本人由于任何原因获得刘团芳持有的内资公司的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和内资公司之间于 2020 年 9 月 30 日签署的《独家业务合作协议》（下称"**独家业务合作协议**"）的约束，并遵守作为

内资公司的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Domestic Company which are held by Tuanfang LIU for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Domestic Company as of September 30, 2020 (the "**Exclusive Business Cooperation Agreement**") (as amended from time to time) and comply with the obligations thereunder as a shareholder of Domestic Company. For this purpose, upon the WFOE's request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as amended from time to time).

朱江艳

姓名：朱江艳
Name: Jiangyan ZHU

日期：2020 年 9 月 30 日
Date: September 30, 2020